PORTFOLIO LEASEHOLD ACQUISITION AGREEMENT

        This PORTFOLIO LEASEHOLD ACQUISITION AGREEMENT (the "Agreement") is entered into this 10th day of July 2008 (this "Agreement"), by and among Implantable Vision, Inc., a Utah corporation (the "Company"), Lariat Energy Corporation, a Nevada corporation "Lariat", Pilgrim Petroleum Corporation, a Delaware corporation ("Pilgrim"), and American Petroleum Corporation, a Texas corporation ("American" and, together with Pilgrim and Lariat, the "Seller").

                                    RECITALS

          WHEREAS, the Company desires to purchase certain resource property assets of the Seller and the Seller desires to sell such assets to the Company on the terms and conditions set forth in this Agreement;

         WHEREAS, Seller owns an undivided one hundred percent (100%) interest (the "Subject Interest") in the oil and gas leases described on Exhibit A hereto (the "Leases") and in the lands described therein (the "Lands") and desires to sell its Subject Interest in the Leases;

         WHEREAS, Seller believes the current value of these assets is sixty million dollars ($60,000,000), based upon the Resource Evaluation Report prepared according to National Instrument 51-101 by Gustavson Associates, Independent Qualified Reserves Evaluators, dated September 15, 2006. This report reflected a Net Present Value of Future Net Revenues (10% discount rate) of $52,050,000 at the time of the report. Based upon the increase in the market value of the underlying price of a barrel of oil and billion cubic feet of gas since this report, Seller believes that the value of the assets has increased to $60,000,000. However, Seller can offer no assurances as to the increase in the value of the assets;

         WHEREAS, American has the right to operate all oil and gas drilling and
other  activities  on  the  Leases  (the  "Operating   Rights")  under  Railroad
Commission of Texas; and

         WHEREAS, Seller has agreed hereby to sell, assign and convey to the Company and the Company has agreed hereby to purchase and accept the Subject Interest in the Leases subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       Purchase and Sale.
         -----------------

         1.1 Assets to Be Transferred. On the terms and subject to the conditions set forth in this Agreement, the Seller hereby sells, assigns, transfers, conveys and delivers to the Company, and the Company hereby purchases and assumes from the Seller, free and clear of all liens, claims and encumbrances, all of the Seller's right, title and interest in and to all of the Property described on Exhibit A to this Agreement (the "Purchased Assets").

         1.2 Purchase Price. The Purchase Price for the Purchased Assets shall be paid by the Company to the Seller simultaneously with the execution hereof. The "Purchase Price" shall be:

                  1.2.1 the issuance of 29,227,273 shares of the Company's common stock to Lariat and a Convertible Promissory Note payable to Lariat in the principal amount of seven million dollars ($7,000,000) in the form of Exhibit B, attached hereto and incorporated herein..

                  1.2.2 the issuance of 12,525,974 shares of the Company's common stock to American and a Convertible Promissory Note payable to American in the principal amount of three million dollars ($3,000,000) in the form of Exhibit C, attached hereto and incorporated herein.

         1.3 Closing Date. The Closing Date shall be the Effective Date of this Agreement.


2.       Representations and Warranties of the Company.
         ---------------------------------------------

         The Company represents and warrants to the Seller as of the date hereof, that:

     2.1 Organization and Qualification. Except as set forth in Section 2.1 of the disclosure schedule, the Company is a corporation duly incorporated or otherwise organized, validly existing and in good standing under the laws of the state of Utah, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws. Other than BT Acquisitions, Inc., its wholly-owned subsidiary, the Company has no subsidiaries and no equity, profit sharing, participation or other ownership interest (including any general partnership interest, limited partnership interest or membership interest) in any corporation, partnership, limited partnership, limited liability company or other entity.

         The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation in the jurisdictions in which the nature of the business conducted or property owned by it requires the Company to be qualified or licensed to do business as a foreign corporation.

         2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to conduct its business as it is currently being conducted, to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the performance by the Company of the transactions contemplated hereby has been duly authorized by all necessary corporate action.

         2.3      Capitalization.

         (a) The authorized capital stock of the Company consists of 150,000,000 shares of common stock, par value $.001 per share (the "Company Common Stock"), of which 33,178,442 shares are issued and outstanding as of the date of this Agreement, and 100,000,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of which 1,000,000 shares are issued and outstanding as of the date of this Agreement.

         (b) All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company Common Stock to be issued to the Seller pursuant to this Agreement will, when issued as specified herein, be validly issued and outstanding, fully paid and non-assessable, and not issued in violation of the preemptive rights of any other person.

         (c) To the Company's knowledge, there are no voting trusts, stockholder agreements or other voting arrangements that have been entered into among the stockholders of the Company, or charges, liens or encumbrances on issued shares of the Company Common Stock.

         2.4 Financial Statements. As a company whose common stock trades on a the Over-The-Counter Bulletin Board, the Company is required to file certain financial reports with the Securities and Exchange Commission (the "SEC"). The Seller and its directors have had a chance to review said reports as they are public documents (said publicly-available reports and schedules thereto are referred to herein as the "Company Financial Statements"). Except as otherwise set forth in Section 2.4 of the Disclosure Schedule, each of the Company Financial Statements filed since January 1, 2006 is complete and correct in all material respects, has been prepared in accordance with GAAP consistently applied throughout the periods presented, and presents fairly the financial position, results of operations, cash flows and stockholders' equity of the Company as at the dates and for the periods indicated (subject, in the case of unaudited statements, to normal, recurring audit adjustments which will not be material in amount or significance) and does not include or omit to state any fact which renders the Company Financial Statements misleading. There has been no change in Company accounting policies since January 1, 2006, except as described in the notes to the Company Financial Statements.

         2.5  Absence  of  Certain  Changes.  Except as  otherwise  set forth in
Section 2.5 of the Disclosure Schedule or in its periodic reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, since July 31, 2007, the Company has not:

          (a) suffered any material adverse change in its business, operations, assets, or financial condition, except as reflected on the Company Financial Statements;

          (b) suffered any material damage or destruction to or loss of the assets of the Company, whether or not covered by insurance, which property or assets are material to the operations or business of the Company taken as a whole;

          (c) settled, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims other than in the ordinary course of business;

          (d) entered into or terminated any material agreement, commitment or transaction, or agreed to or made any changes in material leases or agreements, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;

          (e) written up, written down or written off the book value of any material amount of assets, other than in the ordinary course of business; or

          (f)  declared,   paid  or  set  aside  for  payment  any  dividend  or
     distribution with respect to the capital stock of the Company.

         2.6 Tax Returns; Taxes. Since January 1, 2006, the Company: (a) has duly filed all U.S. federal and material state, county, local and foreign tax returns and reports required to be filed by it, including those with respect to income, payroll, property, withholding, social security, unemployment, franchise, excise and sales taxes and all such returns and reports are correct in all material respects; (b) has either paid in full all taxes that have become due as reflected on any return or report and any interest and penalties with respect thereto or has fully accrued on its books or has established adequate reserves for all taxes payable but not yet due; and (c) has made required cash deposits with appropriate governmental authorities representing estimated payments of taxes, including income taxes and employee withholding tax obligations. No extension or waiver of any statute of limitations or time within which to file any return has been granted to or requested by the Company with respect to any tax.

         2.7 Litigation and Government Claims. There is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against the Company to which its businesses or assets are subject, and to the knowledge of the Company, there are no such proceedings threatened or contemplated. The Company is not subject to any judgment, decree, injunction, rule or order of any court, or, to the knowledge of the Company, any governmental restriction applicable to the Company

         2.8 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's articles of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

         2.9 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement other than such filings as may be required by the Securities and Exchange Commission.

         2.10     Independent Investigation.

          (a) The Company is an informed and sophisticated participant in the transactions contemplated hereby. The Company has undertaken an investigation, been provided with, evaluated and relied upon certain documents and information to assist it in making an informed and intelligent decision with respect to the execution of this Agreement. The Company acknowledges that the Seller makes no representation or warranty as to the value of or revenues obtainable from ownership of the Purchased Assets.

          (b) The Company acknowledges that it and its representatives and agents have been permitted full and complete access to the Purchased Assets and any and all information the Company and its representatives and agents have desired or requested to see and/or review, and that the Company and its representatives and agents have had a full opportunity to meet with or discuss via telephone with the Seller to discuss the Purchased Assets. The Company acknowledges that it has conducted to its satisfaction an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations that will occur by the Company upon the consummation of the Purchased Assets and, in making its determination to proceed with the transactions contemplated by this Agreement, the Company has relied on the results of its own independent investigation and verification and the representations and warranties of the Company expressly and specifically set forth in this Agreement.

         2.11 Brokers. The Company has not incurred, nor will the Company incur directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.       Representations and Warranties of the Seller.
         --------------------------------------------

         The Seller represents and warrants to the Company as of the date hereof, that:

     3.1 Organization and Good Standing. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation. Each Seller has no subsidiaries and does not own any equity, profit sharing, participation or other ownership interest (including any general partnership interest, limited partnership interest or membership interest) in any corporation, partnership, limited partnership, limited liability company or other entity. Each Seller is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it requires it to be qualified or licensed to do business as a foreign corporation.

     3.2 Power and Authority. Seller has the corporate power and authority to own, lease and operate its properties and assets, including the Purchased Assets, and to carry on its business as currently being conducted. Seller has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance by Seller of this Agreement have been duly authorized by all necessary corporate action.

     3.3 Authorization. This Agreement has been duly executed by
Seller, and when delivered by Seller in accordance with the terms hereof, will constitute the valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

     3.4  Authorization;   Enforcement.  The  execution  and  delivery  of  this
Agreement and the consummation by it of the transactions contemplated hereby require no further consent or action by the Seller.

         3.5 No Conflicts. The execution, delivery and performance of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby does not and will not: (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Seller debt or otherwise) or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or (ii) will not result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

         3.6 Filings, Consents and Approvals. The Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Seller of this Agreement.

         3.7 Brokers. The Seller has not incurred, nor will the Seller incur directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.8      Purchased Assets.


          (a) Exhibit A is an accurate and complete list of the Purchased Assets. Seller owns and possesses all right, title and interest in and to the Purchased Assets (free and clear of any lien, claim, encumbrance, security interest, license, or other restriction). No written claim by any third party contesting the validity, enforceability, use or ownership of any of the Purchased Assets has been made against Seller or, to the knowledge of Seller, is threatened. To the knowledge of Seller, Seller has not infringed upon, misappropriated, or otherwise come into conflict with any property rights of third parties. Seller has not received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation relating to the Purchased Assets. To the knowledge of the Seller, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any property rights of the Purchased Assets.

          (b) With respect to each item of Intellectual Property included in the Purchased Assets:

               (i) each item is free from any outstanding injunction, judgment, order, decree, ruling or charge;

               (ii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of the
          Seller is threatened which challenges the legality, validity, enforceability, use or ownership of the item; and

               (iii) there is no currently enforceable agreement by Seller to indemnify any customer for or against any interference, infringement or misappropriation of any third party's intellectual property.

         3.9      Investor Representations.

               (a) Each Seller is acquiring the securities of Company Common Stock and Notes (collectively the "Securities" to be issued as payment of the Purchase Price) as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Seller's right to sell the Securities immediately in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

               (b) Each Seller is an  "accredited  investor"  as defined in Rule
          501(a)(1),   (a)(2),   (a)(3),   (a)(7)  or  (a)(8)  of  Regulation  D
          promulgated under the Securities Act.

         3.10 SEC Filings. At the Closing, the Company will be current in all SEC filings required by it to be filed

4.       Covenants and Agreements.
         ------------------------

         4.1 Expenses. Except as otherwise specifically provided herein, the Company on the one hand and Seller on the other hand shall bear their respective fees, costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and all related documents contemplated hereby and the transactions contemplated hereby and thereby, including all fees and expenses of their representatives and Agents.

          4.2 Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate by means of any news media in respect of this Agreement without prior written approval of the other party, which approval shall not be unreasonably withheld or delayed.

          4.3 Further Action. Each party, at the request of the other party, shall execute such documents and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby. From time to time after the Closing Date, the Company shall prepare all documents and the Company and Seller shall take all actions reasonably necessary to further the sale and assignment of the Purchased Assets to the Company hereunder.

         4.4      [Intentionally Omitted.]

         4.5 Investigation. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document required to be delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement; provided, that any knowledge or materiality qualifications contained herein shall be applicable to such other documents.

         4.6 Full Access and Information; Confidentiality. Seller has given to the Company and its representatives full access to Seller's properties, books, records, contracts and commitments (collectively the "Records") relating to the Purchased Assets, as the Company has reasonably requested, and the Company has furnished to Seller and its representatives all such information and documents relating to the Company as Seller reasonably requested. Each of the Parties will treat, and will cause its representatives to treat, all information that they received in connection with the transaction contemplated herein, if not in the public domain, as confidential.

         4.7 Indemnification by the Seller. From and after the Closing Date, the Seller shall indemnify, defend and hold harmless the Company from and against any Losses incurred or suffered as a result of or arising from:

               (a) any breach of the representations or warranties of the Seller set forth in Article 3; or

               (b) the breach of any covenant, agreement or other obligation of the Seller set forth in this Agreement.

               (c) the Company will provide indemnification to the new
         Directors  and  Officers  for any actions  that arise from actions that
         happened  prior  to  the  new  Directors  and  Officers   taking  their
         positions.

         4.8 Indemnification by the Company. From and after the Closing Date, the Company shall indemnify, defend and hold harmless the Seller from and against any Losses incurred or suffered as a result of or arising from:

               (a) any breach in any representation or warranty of the Company set forth in Article 2; or

               (b) the breach of any covenant, agreement or other obligation of the Company set forth in this Agreement.

         4.9 Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

                  (i) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within thirty
         (30) calendar days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

                  (ii) The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim.

                  (iii) The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

                  (iv) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment;
         (ii) the entry of an unappeasable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, provided that there is no dispute as to the applicability of indemnification, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

5.       Miscellaneous.
         -------------

         5.1 Entire Agreement. This Agreement, together with the exhibits attached hereto, contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

5.2 Notices. Any notice or other communication or deliveries under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties. Any notices sent to the parties shall be at the addresses below:

If to the Seller at:

         Pilgrim Petroleum Corporation/American Petroleum Corporation 4400 Westgrove Dr, Addison Texas 75001
         P214-687-0015
         F214-687-0019

         Lariat Energy Corporation
         2500 Westgrove Dr.
         Suite 100
         Addison, TX 75001
         P: (972) 953-8239
         F: (972) 930-7202

If to the Company at:

         Implantable Vision, Inc.
         25730 Lorain Rd.
         North Olmsted, OH 44070
         P: (212) 243-0721
         F: (646) 452-8690


         5.3 Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and the Seller or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         5.4 Governing Law/Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah (except the choice of law rules thereof). Each party hereto agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts in Dallas, Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury.

         5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

         5.8 Enforcement. Each party hereto hereby acknowledges that the breach of this Agreement by any party hereto will cause irreparable damage, and therefore, the Company and Seller may enforce their rights under this Agreement by equitable relief, including injunction and specific performance, in addition to other remedies that they may have at law or in equity.

         5.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.       Conditions Precedent to Obligations of Seller.
         ---------------------------------------------

         6.1 Seller Conditions Precedent. Except as may be waived by Seller, the obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or before the Closing Date of each of the following conditions:

         (i) Compliance. The Company shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of this Agreement to be complied with or performed by the Company on or before the Closing Date;

         (ii) Representations and Warranties. All of the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement;

         (iii) Officer's Certificate. The Company shall have delivered to Seller a Certificate of the President of the Company, dated the Closing Date, certifying that the conditions set forth in Section 6.1(i) and (ii) have been satisfied; and

         (iv) Secretary's Certificate. The Company shall have delivered to Seller a certificate of the Secretary of the Company certifying as to its Certificate of Incorporation, By-Laws, incumbency of officers, and the resolutions attached thereto and any other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the transactions contemplated thereby.

         (v) Other Closing Deliveries. At the Closing, the Company shall have delivered or caused to be delivered to Sellers the following:

                           (a) written resignations of all officers and directors of the Company in office immediately prior to the Closing. Resignations of all officers shall be effective upon the Closing and resignations of all directors shall be effective upon the expiration of the 10-day period following the filing and delivery of an Information Statement (the "14-f Information Statement") required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                           (b)   resolutions   duly  adopted  by  the  Board  of
                  Directors of the Company approving the following events or actions, as applicable:

     (1)  the  execution,   delivery  and  performance  of  the  terms  of  this
          Agreement;

     (2)  the transaction described herein and the terms thereof;

     (3) the appointment of the following individuals as directors to serve on the Company board of directors (the "Initial Seller Directors") effective as of Closing:

                                            Rafael Pinedo
                                            Bryan Bulloch

               Mr. Pinedo shall be also named Chairman of the Board effective as of Closing;

     (4) the appointment of the following individuals as directors to serve on the Company Board of Directors (the "Seller Directors") effective upon the expiration of the 10-day period following the filing and delivery of the 14f-1 Information Statement:

                                            Carlo Ugolini
                                            Kevin L. Dahlberg
                                            Gama Munoz

     (5) the appointment of the following persons as officers of the Company, with the titles set forth opposite his name (the "Seller Officers") effective as of Closing:

                     Name                Position
                     ----                --------
                     Rafael Pinedo       Chairman of the Board and Secretary
                     Bryan Bulloch       President and Chief Financial Officer
                     Carlo Ugolini       Vice President - Land and Exploration
                     Madeleine Thom      Vice President - Marketing

                           (c) an instruction  letter signed by the President of
                  the Company addressed to the Company's transfer agent of record, in a form reasonably acceptable to Seller and consistent with the terms of this Agreement, instructing the transfer agent to issue share certificates representing the Purchase Price shares to be delivered pursuant to this Agreement registered in the names of the Sellers described in
                  Section 1.2; and

                           (d) such other  documents  as Sellers may  reasonably
                  request in connection with the transactions contemplated hereby.

7.       Conditions Precedent to Obligations of the Company.
         --------------------------------------------------

     7.1 Company Conditions Precedent. Except as may be waived by the Company, the obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

          (i) Compliance. Seller shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants, and conditions of this Agreement to be complied with or performed by it on or before the Closing Date;

          (ii) Representations and Warranties. All of the representations and warranties made by Seller shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date;

          (iii) Officer's Certificate. Seller shall have delivered to the Company a Certificate of the President of each Seller, dated the Closing Date, certifying that the conditions set forth in Section 7.1(i) and (ii) been satisfied;

          (iv) Secretary's Certificate. Seller shall have delivered to the Company a certificate of the Secretary of each Seller certifying as to its Certificate of Incorporation, By-Laws, incumbency, and certain resolutions attached thereto and any other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the transactions contemplated thereby;

          (v) Exchange by Seller. Seller shall have obtained all consents necessary to transfer the Purchased Assets to the Company, and shall have taken all steps necessary to effect such transfer; and

          (vi) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

8.       Miscellaneous.
         -------------

         8.1 Termination. This Agreement and the transactions contemplated hereby and the provisions herein may be terminated at any time on or before the Closing Date: (a) by mutual consent of Seller and the Company; (b) by the Company or Seller if the Exchange has not been or is incapable of being consummated by July __, 2008, as extended (the "Termination Date"), unless such failure is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by him, her or it at or before the Closing Date; provided, that the non-breaching party's cause of action resulting from such failure to perform or to observe the covenants, agreements and conditions hereof shall not be terminated; or (iii) by Seller or the Company if the transactions contemplated hereby violate any non-appealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction.

         8.2 Entire Agreement. This Agreement, including the schedules and exhibits hereto, contains the complete agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings among the parties with respect to such transactions. Section and other headings are for reference purposes only and shall not affect the interpretation or construction of this Agreement. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement or in any certificate or schedule delivered pursuant hereto. The disclosure schedules hereto shall be read as a whole and information on any particular section thereto shall be deemed to be responsive to other appropriate sections of the same disclosure schedule. The obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this section.

         8.3 Survival and Limitation on Liability. The representations and warranties of each party contained herein or in any exhibit, certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing for a period of one year following the Closing Date. No party to this Agreement shall have any liability to any other party hereto for any claim(s) based upon the representations, warranties, covenants, agreements and obligations under this Agreement unless such claim(s) is asserted within such one year survival period (except for claims for fraud or intentional misrepresentation, which may be asserted after the expiration of the applicable survival period) and only if damages resulting from such claim(s) exceed in the aggregate $25,000, in which event liability shall be for the entire amount of damages.

         8.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

         8.5 SEC Filings. Subsequent to Closing, the Company shall prepare any filings as may be necessary in connection with the transactions contemplated in this Agreement, including, without limitation, the 14f-1 Information Statement.








                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the Company and Seller have duly executed this Agreement, all as of the date first written above.

                                     SELLER:

                                     PILGRIM PETROLEUM CORPORATION


                                     /s/Rafael Pinedo
                                     ----------------
                                        President


                                     AMERICAN PETROLEUM CORPORATION



                                     /s/ Rafael Pinedo
                                     -----------------
                                     President

                                     LARIAT ENERGY CORPORATION


                                     /s/ Jeffrey Fanning
                                     -------------------
                                     President


                                     THE COMPANY:


                                     IMPLANTABLE VISION, INC.


                                     /s/ George Rozakis, MD
                                     ----------------------
                                         George Rozakis, President

                                    EXHIBIT A

                                PURCHASED ASSETS



Lease Name                    CO     RRC   Acres              Interest
                                           more or less       Conveyed
--------------------------------------------------------------------------------
1 Morgan, F.D.                W     13076     120    all of Net Working Interest
2 Morgan, F.D. Tract 2        W     14249
3 Cowan Mckinney              A     20057            all of Net Working Interest
4    "         " "C"          A     18323     280    all of Net Working Interest
5 Lilly Hooks                 W     05716     430    all of Net Working Interest
6 Lochridge                   W     05239     140    all of Net Working Interest
7 Douglas Mineral Trust       W     13962     960    all of Working Interest
8 White                       A     00697     430    all of Net Working Interest
9 White, (Shallow)            A     21272
10  City National Bank        A     18191    4300    all of Net Working Interest
11 Climax                     A     00525    5000
12 Patton                     W     04897            all interest/not specified
13 W.T. Waggoner "B"          W     05066            all interest/not specified
14 Waggoner AN                W     18415            all interest/not specified
   Totals                                   11660

                                  A = Archer County
                                  W = Wichita County

                                    EXHIBIT B

                                   Lariat Note

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER SUCH STATE SECURITIES LAWS, UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION.


                           CONVERTIBLE PROMISSORY NOTE

$7,000,000.00              Dallas, Texas                     July ___, 2008

         FOR VALUE RECEIVED, the undersigned, Implantable Vision, Inc., a Utah corporation, and its successors and assigns ("Borrower"), promises to pay to the order of Lariat Energy Corporation, a Nevada corporation, and its successors and permitted assigns ("Holder"), the principal sum of Seven Million Dollars ($7,000,000.00), together with simple interest from the date of advancement on the principal balance hereof from time to time remaining unpaid at an interest rate equal to the U.S. prime rate as published in the Wall Street Journal Online plus one percent (1%) per annum, determined on the date of this Convertible Promissory Note (the "Note"), and adjusted on each anniversary until maturity (subject to Section 2 of this Note), both principal and interest being payable at the address designated in Section 12, or at such other place as Holder may from time to time designate in writing.

         The principal of this Note shall mature and be due and payable on July __, 2010. All accrued and unpaid interest shall be due and payable immediately on maturity.

         All past due principal and accrued interest on this Note shall bear interest from maturity (whether on demand, upon acceleration of maturity following an Event of Default (as defined below) or otherwise) until paid at the lesser of (i) the rate of twelve percent (12%) per annum or (ii) the highest rate for which Borrower may legally contract under applicable law. All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

1.       Conversion.
         ----------

                  (a) Conversion Option. This Note shall be convertible at the option of Holder hereof (the "Optional Conversion"), in whole or in part, in lieu of and in satisfaction of the unpaid principal hereunder, into that number of fully paid and nonassessable shares of Common Stock (as defined in Section 2) as is equal to the quotient of the unpaid principal divided by the applicable Conversion Price (as defined in Section 2). Upon any Optional Conversion, the outstanding principal due under this Note shall be reduced in full by an amount equal to the number of shares of Common Stock issued upon such conversion multiplied by the applicable Conversion Price.

                  (b) Conversion Procedures. If Holder is entitled to and desires to convert this Note into Common Stock, it shall surrender this Note to Borrower at its principal executive offices, accompanied by proper instruments of transfer to Borrower or in blank, accompanied by irrevocable written notice to Borrower that Holder elects so to convert this Note and the name or names (with address) in which a certificate or certificates for Common Stock are to be issued. Borrower shall, as soon as practicable after such written notice and compliance with any other conditions herein contained, deliver at such office to Holder, certificates for the number of full shares of Common Stock to which it shall be entitled. Such conversion shall be deemed to have been made as of the date of such surrender of this Note, and the person or persons entitled to receive Common Stock or other securities deliverable upon conversion shall be treated for all purposes as the record holder or holders thereof on such date.

                  (c) Certain Adjustments. The applicable Conversion Price and the number of securities issuable upon conversion of this Note shall be subject to adjustment from time to time as follows:

                           (i) In case Borrower shall at any time after the date hereof (1) pay a dividend or make a distribution on its capital stock that is paid or made in shares of stock of Borrower, (2) subdivide its outstanding shares of Common Stock into a greater number of shares or
         (3) combine its outstanding shares of Common Stock into a smaller number of shares, then in each such case the applicable Conversion Price in effect immediately prior thereto and the securities issuable shall be adjusted retroactively as provided below so that Holder thereafter shall be entitled to receive the number of shares of Common Stock of Borrower and other shares and rights to purchase stock or other securities which Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. In the event of the redemption of any shares referred to in clause (1), Holder shall have the right to receive, in lieu of any such shares or rights, any cash, property or securities paid in respect of such redemption. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                           (ii) Whenever the Conversion Price is adjusted as provided above, Borrower shall compute the adjusted Conversion Price in accordance herewith and mail to Holder a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.

                           (iii) In the event that at any time, as a result of any adjustment made pursuant to this Section, Holder shall become entitled to receive any shares of Borrower other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in these provisions with respect to Common Stock.

                  (d) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of this Note. All calculations of the number of shares of Common Stock to be issued upon conversion of this Note shall be rounded to the nearest whole share.

                  (e) Reclassification, Consolidation, Merger or Sale of Assets.
In case of any reclassification of Common Stock, any consolidation of Borrower with, or merger of Borrower into, any other person, any merger of another person into Borrower (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of Borrower), any sale or transfer of all or substantially all of the assets of Borrower or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby Holder shall have the right thereafter, during the period this Note shall be convertible hereunder, to convert this Note only into the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of Borrower into which this Note might have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange assuming such holder of Common Stock of Borrower (i) is not a person with which Borrower consolidated or into which Borrower merged or which merged into Borrower, to which such sale or transfer was made or a party to such share exchange, as the case may be ("constituent person"), or an affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange is not the same for each share of Common Stock of Borrower held immediately prior to such consolidation, merger, sale or transfer by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Borrower, the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires Borrower's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  (f) Reservation of Shares; Transfer Taxes; Etc. Borrower shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of this Note, such number of shares of its Common Stock and other securities free of preemptive rights as shall from time to time be sufficient to effect the conversion of this Note. Borrower shall from time to time, in accordance with the laws of the State of Utah, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of this Note. Borrower shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock or other securities upon conversion of this Note by Holder.

         2. Defined Terms. As used in this Note, the following terms have the respective meanings set forth below:

                  (a) "Common Stock" shall mean the common stock of Borrower and any capital stock into which such common stock shall have been changed and any other stock resulting from any reclassification of such stock which is not preferred as to dividends or assets over any other class of stock which shall be in effect from time to time.

                  (b) "Conversion Price" shall mean, subject to adjustment as provided in Section 1(c) hereof, $3.08.

         3. Prepayments. Borrower shall have the right to prepay the principal and any interest outstanding under this Note in full or in part at any time and from time to time. Any prepayment shall be applied first against any accrued interest and then against principal.

         4.       Default Remedies.

                  (a) Borrower shall be in default under this Note upon the happening of any condition or event set forth below (each, an "Event of Default"):

                    (i) Borrower shall fail to pay the principal and interest due on this Note on the date which the same becomes due and payable in accordance with the terms hereof and Borrower fails to make such payment within twenty (20) days of the date which Borrower receives written notice from the Holder that any such payment has not been received by Holder;

                    (ii) default by Borrower in the punctual  performance of any other obligation, covenant, term or provision contained in this Note, and such default shall continue unremedied for a period of ten (10) days or more following written notice of default by Holder to Borrower;

                    (iii)The   commencement   of  any   proceeding   under   any
                         bankruptcy or insolvency laws by or against Borrower which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of 60 days or more.

                  (b) The entire unpaid principal balance of this Note and all accrued interest thereon shall immediately be due and payable at the option of the holder hereof upon the occurrence of any one or more of the Events of Default and at any time thereafter.

         5. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

         6. Waiver. Borrower waives demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate or notice of acceleration (other than notices of default required pursuant to Sections 4(a)(i) and (ii)), notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder hereof.

         7. Attorneys' Fees and Costs. In the event that this Note is collected in whole or in part through suit, arbitration, mediation, or other legal proceeding of any nature, then and in any such case there shall be added to the unpaid principal amount hereof all reasonable costs and expenses of collection, including, without limitation, reasonable attorney's fees.

         8. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Texas.

         9. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         10. Usury. All agreements between Borrower and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Borrower to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Borrower and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (c) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Borrower and the holder hereof.

         11. Successors and Assigns. This Note may not be sold, transferred or otherwise assigned by Holder without the prior written consent of Borrower. Borrower's obligations under this Note may not be transferred or otherwise assigned by Borrower without the prior written consent of Holder.

         12. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. Notices. All notices of communication required or permitted hereunder shall be in writing and may be given by (a) depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt request, (b) delivering the same in person or by overnight express to an officer or agent of such party or, (c) telecopying the same with electronic confirmation of receipt:

                           (i)      If to Borrower, addressed thereto at:

                                    Implantable Vision, Inc.
                                    Attn.: President

                                    -----------------------
                                    -----------------------
                                    -----------------------
                                    Telecopier: ______________; and

                           (ii)     If to Holder, addressed thereto at:

                                    Lariat Energy Corporation
                                    Attn.: President

                                    -----------------------
                                    -----------------------
                                    -----------------------
                                    Attention: _______________
                                    Telecopier: ______________; and

or to such other address or counsel as any party hereto shall specify pursuant to this Section 13 from time to time. Any notice that is delivered personally, or sent by telecopy or overnight express in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail.

         IN WITNESS WHEREOF, the undersigned have executed this Note on and as of the date first above written.

                                    BORROWER:

                                    Implantable Vision, Inc.,
                                    a Utah corporation


                                    By: _________________
                                    Name:________________
                                    Title:_______________


                                    HOLDER:

                                    Lariat Energy Corporation,
                                    a Nevada corporation


                                    By:__________________
                                    Name:________________
                                    Title:_______________

                                    EXHIBIT C

                                  American Note


THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER SUCH STATE SECURITIES LAWS, UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION.


                           CONVERTIBLE PROMISSORY NOTE

$3,000,000.00                Dallas, Texas                 July ___, 2008


         FOR VALUE RECEIVED, the undersigned, Implantable Vision, Inc., a Utah corporation, and its successors and assigns ("Borrower"), promises to pay to the order of American Petroleum Corporation, a Texas corporation,, and its successors and permitted assigns ("Holder"), the principal sum of Three Million Dollars ($3,000,000.00), together with simple interest from the date of advancement on the principal balance hereof from time to time remaining unpaid at an interest rate equal to the U.S. prime rate as published in the Wall Street Journal Online plus one percent (1%) per annum, determined on the date of this Convertible Promissory Note (the "Note"), and adjusted on each anniversary until maturity (subject to Section 2 of this Note), both principal and interest being payable at the address designated in Section 12, or at such other place as Holder may from time to time designate in writing.

         The principal of this Note shall mature and be due and payable on July __, 2010. All accrued and unpaid interest shall be due and payable immediately on maturity.

         All past due principal and accrued interest on this Note shall bear interest from maturity (whether on demand, upon acceleration of maturity following an Event of Default (as defined below) or otherwise) until paid at the lesser of (i) the rate of twelve percent (12%) per annum or (ii) the highest rate for which Borrower may legally contract under applicable law. All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments.

2.       Conversion.

                  (a) Conversion Option. This Note shall be convertible at the option of Holder hereof (the "Optional Conversion"), in whole or in part, in lieu of and in satisfaction of the unpaid principal hereunder, into that number of fully paid and nonassessable shares of Common Stock (as defined in Section 2) as is equal to the quotient of the unpaid principal divided by the applicable Conversion Price (as defined in Section 2). Upon any Optional Conversion, the outstanding principal due under this Note shall be reduced in full by an amount equal to the number of shares of Common Stock issued upon such conversion multiplied by the applicable Conversion Price.

                  (b) Conversion Procedures. If Holder is entitled to and desires to convert this Note into Common Stock, it shall surrender this Note to Borrower at its principal executive offices, accompanied by proper instruments of transfer to Borrower or in blank, accompanied by irrevocable written notice to Borrower that Holder elects so to convert this Note and the name or names (with address) in which a certificate or certificates for Common Stock are to be issued. Borrower shall, as soon as practicable after such written notice and compliance with any other conditions herein contained, deliver at such office to Holder, certificates for the number of full shares of Common Stock to which it shall be entitled. Such conversion shall be deemed to have been made as of the date of such surrender of this Note, and the person or persons entitled to receive Common Stock or other securities deliverable upon conversion shall be treated for all purposes as the record holder or holders thereof on such date.

     (c) Certain Adjustments. The applicable Conversion Price and the number of securities issuable upon conversion of this Note shall be subject to adjustment from time to time as follows:

                           (i) In case Borrower shall at any time after the date hereof (1) pay a dividend or make a distribution on its capital stock that is paid or made in shares of stock of Borrower, (2) subdivide its outstanding shares of Common Stock into a greater number of shares or
         (3) combine its outstanding shares of Common Stock into a smaller number of shares, then in each such case the applicable Conversion Price in effect immediately prior thereto and the securities issuable shall be adjusted retroactively as provided below so that Holder thereafter shall be entitled to receive the number of shares of Common Stock of Borrower and other shares and rights to purchase stock or other securities which Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. In the event of the redemption of any shares referred to in clause (1), Holder shall have the right to receive, in lieu of any such shares or rights, any cash, property or securities paid in respect of such redemption. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                           (ii) Whenever the Conversion Price is adjusted as provided above, Borrower shall compute the adjusted Conversion Price in accordance herewith and mail to Holder a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.

                           (iii) In the event that at any time, as a result of any adjustment made pursuant to this Section, Holder shall become entitled to receive any shares of Borrower other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in these provisions with respect to Common Stock.

                  (d) No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of this Note. All calculations of the number of shares of Common Stock to be issued upon conversion of this Note shall be rounded to the nearest whole share.

                  (e) Reclassification, Consolidation, Merger or Sale of Assets.
In case of any reclassification of Common Stock, any consolidation of Borrower with, or merger of Borrower into, any other person, any merger of another person into Borrower (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of Borrower), any sale or transfer of all or substantially all of the assets of Borrower or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby Holder shall have the right thereafter, during the period this Note shall be convertible hereunder, to convert this Note only into the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of Borrower into which this Note might have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange assuming such holder of Common Stock of Borrower (i) is not a person with which Borrower consolidated or into which Borrower merged or which merged into Borrower, to which such sale or transfer was made or a party to such share exchange, as the case may be ("constituent person"), or an affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange is not the same for each share of Common Stock of Borrower held immediately prior to such consolidation, merger, sale or transfer by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Borrower, the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires Borrower's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  (f) Reservation of Shares; Transfer Taxes; Etc. Borrower shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of this Note, such number of shares of its Common Stock and other securities free of preemptive rights as shall from time to time be sufficient to effect the conversion of this Note. Borrower shall from time to time, in accordance with the laws of the State of Utah, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of this Note. Borrower shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock or other securities upon conversion of this Note by Holder.

     2. Defined Terms. As used in this Note, the following terms have the respective meanings set forth below:

          (a) "Common Stock" shall mean the common stock of Borrower and any capital stock into which such common stock shall have been changed and any other stock resulting from any reclassification of such stock which is not preferred as to dividends or assets over any other class of stock which shall be in effect from time to time.

          (b) "Conversion Price" shall mean, subject to adjustment as provided in Section 1(c) hereof, $3.08.

         3. Prepayments. Borrower shall have the right to prepay the principal and any interest outstanding under this Note in full or in part at any time and from time to time. Any prepayment shall be applied first against any accrued interest and then against principal.

         4.       Default Remedies.

                  (a) Borrower shall be in default under this Note upon the happening of any condition or event set forth below (each, an "Event of Default"):

                    (iv) Borrower  shall fail to pay the  principal and interest due on this Note on the date which the same becomes due and payable in accordance with the terms hereof and Borrower fails to make such payment within twenty (20) days of the date which Borrower receives written notice from the Holder that any such payment has not been received by Holder;

                    (v) default by Borrower in the punctual performance of any other obligation, covenant, term or provision contained in this Note, and such default shall continue unremedied for a period of ten (10) days or more following written notice of default by Holder to Borrower;

                    (vi) The commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of 60 days or more.

                  (b) The entire unpaid principal balance of this Note and all accrued interest thereon shall immediately be due and payable at the option of the holder hereof upon the occurrence of any one or more of the Events of Default and at any time thereafter.

         5. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

         6. Waiver. Borrower waives demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate or notice of acceleration (other than notices of default required pursuant to Sections 4(a)(i) and (ii)), notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder hereof.

         7. Attorneys' Fees and Costs. In the event that this Note is collected in whole or in part through suit, arbitration, mediation, or other legal proceeding of any nature, then and in any such case there shall be added to the unpaid principal amount hereof all reasonable costs and expenses of collection, including, without limitation, reasonable attorney's fees.

         8. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to conflicts of law provision or rule (whether of the State of Texas or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Texas.

         9. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         10. Usury. All agreements between Borrower and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Borrower to the holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Borrower and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (c) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Borrower and the holder hereof.

         11. Successors and Assigns. This Note may not be sold, transferred or otherwise assigned by Holder without the prior written consent of Borrower. Borrower's obligations under this Note may not be transferred or otherwise assigned by Borrower without the prior written consent of Holder.

         12. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. Notices. All notices of communication required or permitted hereunder shall be in writing and may be given by (a) depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt request, (b) delivering the same in person or by overnight express to an officer or agent of such party or, (c) telecopying the same with electronic confirmation of receipt:

                           (i)      If to Borrower, addressed thereto at:

                                    Implantable Vision, Inc.
                                    Attn.: President
                                    -----------------------
                                    -----------------------
                                    -----------------------
                                    Telecopier: ______________; and

                           (ii)     If to Holder, addressed thereto at:

                                    American Petroleum Corporation
                                    Attn.: President
                                    -----------------------
                                    -----------------------
                                    -----------------------
                                    Attention: _______________
                                    Telecopier: ______________; and

or to such other address or counsel as any party hereto shall specify pursuant to this Section 13 from time to time. Any notice that is delivered personally, or sent by telecopy or overnight express in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail.

         IN WITNESS WHEREOF, the undersigned have executed this Note on and as of the date first above written.

                                    BORROWER:

                                    Implantable Vision, Inc.,
                                    a Utah corporation


                                    By:___________________
                                    Name:_________________
                                    Title:________________


                                    HOLDER:

                                    American Petroleum Corporation,
                                    a Texas corporation,


                                    By:__________________
                                    Name:________________
                                    Title:_______________

                            IMPLANTABLE VISION, INC.



                    Portfolio Leasehold Acquisition Agreement

                                  July 10, 2008


                               Disclosure Schedule




         All information disclosed in this Disclosure Schedule as exceptions to any representation or warranty or in connection with any particular section of the Portfolio Leasehold Acquisition Agreement, dated July 10, 2008, by and among Implantable Vision, Inc. (the "Company"), Lariat Energy Corporation, Pilgrim Petroleum Corporation and American Petroleum Corporation to which this Disclosure Schedule is attached shall be deemed to be disclosed in every section hereof, or in connection with any section hereof, if relevant thereto.


                                   Section 2.1

                         Organization and Qualification


         The Company has been advised that its registration with the State of Utah has expired, and that it is no longer in good standing in such State.

                                   Section 2.4

                              Financial Statements


         The Company plans to file an Amendment No. 1 to its Annual Report on Form 10-KSB for the fiscal year ended July 31, 2007 to amend the financial statements included therein to reflect the removal of amounts (approximately $90,909) that were erroneously recorded as accumulated depreciation relating to the amortization of the phakic refractive lens that the Company acquired from CIBA Vision AG in June 2006. The amortization of this asset is also erroneously reflected in the Company's Quarterly Reports for the periods ended January 31, 2008 ($120,321), October 31, 2007 ($105,615) and April 30, 2007 ($14,706).